Exhibit 10.30

EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN AGREEMENT

This Amendment No. 4 to Loan Agreement, dated as of March 30, 2020 (this “Amendment”), is made by and between SoftBank Group Capital Limited (formerly known as SoftBank Group International Limited), a company organized under the laws of England and Wales (the “Lender”), and Airspan Networks Inc., a Delaware corporation (the “Borrower”).

RECITALS

WHEREAS, the Lender and the Borrower have entered into that certain Term Loan Agreement, dated as of February 9, 2016, as amended by that certain Amendment No. 1 to Loan Agreement dated as of July 12, 2016, as further amended by that certain Amendment No. 2 to Loan Agreement dated as of July 3, 2017, and as further amended by that certain Amendment No. 3 to Loan Agreement dated as of May 23, 2019 (as so amended, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), providing for a loan in an aggregate principal amount equal to US$30,000,000 from the Lender to the Borrower.

WHEREAS, the parties hereto desire to amend the Loan Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Definitions. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

Section 2. Amendment.

(a) Section 1.14 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“1.14 “Maturity Date” shall mean December 31, 2021 or, if such date is not a Business Day, the immediately preceding Business Day.”

(b) Section 2.2 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“2.2 Interest

(a)	Interest shall accrue on the outstanding principal balance of the Loan (including any PIK Interest thereon that has been capitalized and added to the principal amount of the Loan) and any accrued interest which is not paid when due (other than any PIK Interest), (a) through and including December 31, 2020, at a rate of 9.00% per annum, except that subject to Section 3.2 below, if any applicable Law requires the deduction or withholding of any tax from any payment made by the Borrower hereunder, the applicable interest rate during such period shall be 12.83% per annum, starting from the date such deduction or withholding of tax is first required under applicable Law, and (b) from January 1, 2021 and thereafter, at a rate of 12.00% per annum; except that subject to Section 3.2 below, if any applicable Law requires the deduction or withholding of any tax from any payment made by the Borrower hereunder, the applicable interest rate during such period shall be [ ]% per annum, starting from the date such deduction or withholding of tax is first required under applicable Law. Interest shall be calculated in accordance with the actual number of days elapsed during the Interest Period on the basis of a 365-day year, and shall be calculated daily, based on the entire principal amount outstanding under the Loan as at the end of such day.

(b)	Interest on each Advance shall be added to the outstanding principal amount of the Loan on each Interest Payment Date (“PIK Interest”). Accrued but unpaid interest shall also be paid in cash on the principal amount of each Loan on the date of any principal payment or prepayment thereof.”

Section 3. Conditions of Effectiveness. The effectiveness of Section 2 shall be subject to the following conditions precedent:

(a) The Borrower shall have provided the Lender (i) certified copies of the resolutions of the Board of Directors (or shareholders, if applicable) of the Borrower authorizing the making and performance by it of this Amendment, (ii) certified copies of the organizational documents of the Borrower, as amended to date, and (iii) official certificates of good standing in Delaware and Florida, dated no earlier than 30 days prior to the date hereof.

(b) The Lender shall have received a written consent from the Senior Lender approving the Maturity Date, as amended hereby, and the other amendments contemplated by this Amendment.

(c) No Event of Default under the Loan Agreement has occurred and is continuing or will result after giving effect to this Amendment.

(d) The representations and warranties in Section 4(a) shall be true and correct on the date hereof.

Section 4. Representations and Warranties; Reaffirmation.

(a)	The Borrower hereby represents and warrants to the Lender as follows:

(1) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding agreement of the Borrower, enforceable in accordance with its terms (subject, as to enforcement, to (x) the effect of applicable bankruptcy, insolvency, examinership or similar laws affecting the enforcement or creditors’ rights and (y) general principles of equity). The execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s powers.

(2) The execution, delivery and performance by the Borrower of this Agreement do not (i) conflict with any of the Borrower’s organizational, constitutional or constituent documents; (ii) contravene, conflict with, constitute a default under or violate any Law; (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Government Agency by which the Borrower or any of its property or assets may be bound or affected; (iv) require any action by, filing, registration, or qualification with, or permit from, any Government Agency; or (v) constitute a default under or conflict with any material agreement to which the Borrower is bound.

(3) No Event of Default under the Loan Agreement has occurred and is continuing or will result after giving effect to this Amendment.

(b) The Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Agreement and agrees that the Loan Agreement remains in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, the Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

Section 5. CHOICE OF LAW AND JURY TRIAL WAIVER

(a) THIS AMENDMENT AND THE RIGHTS, REMEDIES AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES AND ALL OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICT OF LAWS.

(b) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER, AND THE LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AMENDMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

Section 6. Miscellaneous.

(a) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(b) Integration. This Amendment and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations among the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.

(c) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(d) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

[signatures to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDER:

SOFTBANK GROUP CAPITAL LIMITED

By:	/s/ Robert Townsend
Name:	Robert Townsend
Title:	Director

Signature Page to Amendment No. 4 to Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:

AIRSPAN NETWORKS INC.

By:	/s/ David Brant
Name:	David Brant
Title:	Chief Financial Officer

Signature Page to Amendment No. 4 to Loan Agreement